UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2012

Callidus Software Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Callidus Software Inc.

6200 Stoneridge Mall Road, Suite 500

Pleasanton, California  94588

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 251-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On January 3, 2012, Callidus Software Inc. (“Callidus”), a Delaware corporation, consummated the acquisition of LeadFormix, Inc. (“LeadFormix”), a privately held California corporation that is a leader in next-generation marketing automation and sales enablement.

The acquisition was completed pursuant to an Agreement and Plan of Merger (the “Agreement”) among LeadFormix, Callidus, a wholly-owned subsidiary of Callidus and the representative of the shareholders of LeadFormix, whereby the wholly-owned subsidiary of Callidus was merged with and into LeadFormix, with LeadFormix surviving as a wholly-owned subsidiary of Callidus. The closing of the transaction occurred concurrently with the execution of the Agreement.

Pursuant to the terms of the Agreement, the aggregate consideration to acquire LeadFormix consisted of approximately $9 million in cash, subject to final adjustments as set forth in the Agreement. A portion of the consideration is subject to a holdback in respect of the LeadFormix shareholders’ indemnity obligations to Callidus.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

Callidus announced the acquisition in a press release on January 3, 2012. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing made by Callidus under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01.     Financial Statement and Exhibits.

(d)   Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated January 3, 2011, among LeadFormix Inc., Callidus Software Inc., SC Acquisition Inc., and Srihari P. Sampath-Kumar, as Shareholder Representative

99.1	Press Release dated January 3, 2012

*Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Dated: January 3, 2012	By:	/s/ Ronald J. Fior

Ronald J. Fior

Senior Vice President, Finance and Operations and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 3, 2012, among LeadFormix Inc., Callidus Software Inc., SC Acquisition Inc., and Srihari P. Sampath-Kumar, as Shareholder Representative.

99.1	Press Release dated January 3, 2012